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COMMON STOCK                                                       COMMON STOCK
PAR VALUE $.10                                                   PAR VALUE $.10


                                                        CUSIP
                                                        See Reverse For Certain
                                                        Definitions

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

            THE MARKET PARTICIPATION PRINCIPAL PROTECTION FUND, INC.


This certifies that

is the registered holder of


                  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF The Market Participation Principal Protection Fund, Inc. transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of the By-Laws of the Corporation, and of all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


      President                                            Secretary


Countersigned and Registered:

[TRANSFER AGENT AND REGISTRAR TO COME]



Transfer Agent and Registrar

Authorized Signature
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            THE MARKET PARTICIPATION PRINCIPAL PROTECTION FUND, INC.

         The Corporation has the authority to issue stock of more than one class. A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common      UNIF GIFT MIN ACT--________Custodian________
                                                     (Cust)            (Minor)


TEN ENT--as tenants by the entireties
under Uniform Gifts to Minors Act


                                                         Act __________________
                                                                  (State)
JT TEN --as joint tenants with right
         of survivorship and not as
         tenants in common

         Additional abbreviations may also be used though not in the above list.

For value received,_________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER

      IDENTIFYING NUMBER OF ASSIGNEE

    _________________________________________________________________________

    _________________________________________________________________________

    _________________________________________________________________________


    Please print or typewrite name and address including zip code of assignee

    _________________________________________________________________________

    _________________________________________________________________________

    __________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________





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________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated:__________________


                           Signature(s):________________________________________
                                        NOTICE: The signature to this
                                        assignment must correspond with the
                                        name as written upon the face of the
                                        certificate, in every particular,
                                        without alteration or enlargement, or
                                        any change whatever.

                           Signature(s) Guaranteed:_____________________________



         Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.








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